                                                                 EXHIBIT (k)(ii)



                      VAN KAMPEN TAX FREE HIGH INCOME FUND
                        CALCULATION OF DISTRIBUTION RATE
                         PERIOD ENDED SEPTEMBER 30, 1998




                         Current Annual Income Per Share
                         -------------------------------
                             Current Offering Price


Class A Shares


                              $ .828
                              ------
                              $15.83                        =5.23%



Class B Shares


                              $  .720
                              -------
                              $15.07                        = 4.78%



Class C Shares


                              $  .720
                              -------
                              $15.07                        = 4.78%



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                      VAN KAMPEN TAX FREE HIGH INCOME FUND

               CALCULATION OF TAXABLE EQUIVALENT DISTRIBUTION RATE




Formula
                           Distribution Rate
                           -----------------
                              1 - Tax Rate

Class A Shares
                              5.23%
                              -----
                              1-36%                         = 8.17%


Class B Shares

                              4.78%
                              -----
                              1-36%                         = 7.47%

Class C Shares

                              4.78%
                              -----
                              1-36%                         = 7.47%

             VAN KAMPEN TAX FREE HIGH INCOME FUND - CLASS A SHARES

        TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED SEPTEMBER 30, 1998



Formula                                                    P(1+T)(n)   =     ERV

Including Payment of the Sales Charge
Net Asset Value                                             $15.08
Initial Investment                                       $1,000.00     =     P
Ending Redeemable Value                                  $1,033.28     =     ERV
One Year period ended 9/30/98                                    1     =     (n)

TOTAL RETURN FOR THE PERIOD                                  3.33%     =     T


Excluding Payment of the Sales Charge
Net Asset Value                                             $15.08
Initial Investment                                       $1,000.00     =     P
Ending Redeemable Value                                  $1,084.52     =     ERV
One Year period ended 9/30/98                                    1     =     (n)

TOTAL RETURN FOR THE PERIOD                                  8.45%     =     T





          TOTAL RETURN CALCULATION FIVE YEARS ENDED SEPTEMBER 30, 1998



Formula                                                    P(1+T)(n)   =     ERV

Including Payment of the Sales Charge
Net Asset Value                                             $15.08
Initial Investment                                       $1,000.00     =     P
Ending Redeemable Value                                  $1,291.09     =     ERV
Five years ended 9/30/98                                         5     =     (n)

TOTAL RETURN FOR THE PERIOD                                  5.24%     =     T


Excluding Payment of the Sales Charge
Net Asset Value                                             $15.08
Initial Investment                                       $1,000.00     =     P
Ending Redeemable Value                                  $1,355.80     =     ERV
Five years ended 9/30/98                                         5     =     (n)

TOTAL RETURN FOR THE PERIOD                                  6.28%     =     T

             VAN KAMPEN TAX FREE HIGH INCOME FUND - CLASS A SHARES

           TOTAL RETURN CALCULATION TEN YEARS ENDED SEPTEMBER 30, 1998



Formula                                                    P(1+T)(n)   =     ERV

Including Payment of the Sales Charge
Net Asset Value                                             $15.08
Initial Investment                                       $1,000.00     =     P
Ending Redeemable Value                                  $1,829.76     =     ERV
Ten years ended 9/30/98                                         10     =     (n)

TOTAL RETURN FOR THE PERIOD                                  6.23%     =     T


Excluding Payment of the Sales Charge
Net Asset Value                                             $15.08
Initial Investment                                       $1,000.00     =     P
Ending Redeemable Value                                  $1,920.60     =     ERV
Ten years ended 9/30/98                                         10     =     (n)

TOTAL RETURN FOR THE PERIOD                                  6.74%     =     T



          TOTAL RETURN CALCULATION INCEPTION THROUGH SEPTEMBER 30, 1998


Formula                                                    P(1+T)(n)   =     ERV

Including Payment of the Sales Charge
Net Asset Value                                             $15.08
Initial Investment                                       $1,000.00     =     P
Ending Redeemable Value                                  $2,666.13     =     ERV
Inception through 9/30/98                                    13.26     =     (n)

TOTAL RETURN FOR THE PERIOD                                   7.68%    =     T


Excluding Payment of the Sales Charge
Net Asset Value                                             $15.08
Initial Investment                                       $1,000.00     =     P
Ending Redeemable Value                                  $2,798.82     =     ERV
Inception through 9/30/98                                    13.26     =     (n)

TOTAL RETURN FOR THE PERIOD                                   8.07%    =     T

             VAN KAMPEN TAX FREE HIGH INCOME FUND - CLASS A SHARES

              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                      INCEPTION THROUGH SEPTEMBER 30, 1998



Formula                               ERV - P
                                   ------------
                                         P             =     T
Including Payment of the Sales Charge
Net Asset Value                                        $15.08
Initial Investment                                  $1,000.00      =     P
Ending Redeemable Value                             $2,666.13      =     ERV

TOTAL RETURN FOR THE PERIOD                           166.61%      =     T


Excluding Payment of the Sales Charge
Net Asset Value                                    $    15.08
Initial Investment                                  $1,000.00      =     P
Ending Redeemable Value                             $2,798.82      =     ERV

TOTAL RETURN FOR THE PERIOD                           179.88%      =     T

             VAN KAMPEN TAX FREE HIGH INCOME FUND - CLASS B SHARES

        TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED SEPTEMBER 30, 1998



Formula                                                    P(1+T)(n)   =     ERV

Including Payment of the CDSC
Net Asset Value                                             $15.07
Initial Investment                                       $1,000.00     =     P
Ending Redeemable Value                                  $1,035.88     =     ERV
One Year period ended 9/30/98                                    1     =     (n)

TOTAL RETURN FOR THE PERIOD                                  3.59%     =     T


Excluding Payment of the CDSC
Net Asset Value                                             $15.07
Initial Investment                                       $1,000.00     =     P
Ending Redeemable Value                                  $1,075.88     =     ERV
One Year period ended 9/30/98                                    1     =     (n)

TOTAL RETURN FOR THE PERIOD                                  7.59%     =     T


      TOTAL RETURN CALCULATION FIVE YEAR PERIOD THROUGH SEPTEMBER 30, 1998


Formula                                                    P(1+T)(n)   =     ERV

Including Payment of the CDSC
Net Asset Value                                             $15.07
Initial Investment                                       $1,000.00     =     P
Ending Redeemable Value                                  $1,288.02     =     ERV
Five year period through 9/30/98                              5.00     =     (n_

TOTAL RETURN FOR THE PERIOD                                  5.19%     =     T


Excluding Payment of the CDSC
Net Asset Value                                             $15.07
Initial Investment                                       $1,000.00     =     P
Ending Redeemable Value                                  $1,302.73     =     ERV
Five year period through 9/30/98                              5.00     =     (n)

TOTAL RETURN FOR THE PERIOD                                  5.43%     =     T

             VAN KAMPEN TAX FREE HIGH INCOME FUND - CLASS B SHARES

          TOTAL RETURN CALCULATION INCEPTION THROUGH SEPTEMBER 30, 1998



Formula                                                    P(1+T)(n)   =     ERV

Including Payment of the CDSC
Net Asset Value                                             $15.07
Initial Investment                                       $1,000.00     =     P
Ending Redeemable Value                                  $1,392.40     =     ERV
Inception through 9/30/98                                     5.41     =     (n)

TOTAL RETURN FOR THE PERIOD                                  6.31%     =     T


Excluding Payment of the CDSC
Net Asset Value                                             $15.07
Initial Investment                                       $1,000.00     =     P
Ending Redeemable Value                                  $1,402.40     =     ERV
Inception through 9/30/98                                     5.41     =     (n)

TOTAL RETURN FOR THE PERIOD                                  6.45%     =     T



              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                      INCEPTION THROUGH SEPTEMBER 30, 1998



Formula                                       ERV - P
                                           ------------
                                                 P                     =     T

Including Payment of the CDSC
Net Asset Value                                            $15.07
Initial Investment                                      $1,000.00      =     P
Ending Redeemable Value                                 $1,392.40      =     ERV

TOTAL RETURN FOR THE PERIOD                                39.24%      =     T


Excluding Payment of the CDSC
Net Asset Value                                            $15.07
Initial Investment                                      $1,000.00      =     P
Ending Redeemable Value                                 $1,402.40      =     ERV

TOTAL RETURN FOR THE PERIOD                                40.24%      =     T

             VAN KAMPEN TAX FREE HIGH INCOME FUND - CLASS C SHARES

        TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED SEPTEMBER 30, 1998


Formula                                                    P(1+T)(n)   =     ERV

Including Payment of the CDSC
Net Asset Value                                             $15.07
Initial Investment                                       $1,000.00     =     P
Ending Redeemable Value                                  $1,065.89     =     ERV
One Year period ended 9/30/98                                    1     =     (n)

TOTAL RETURN FOR THE PERIOD                                  6.59%     =     T


Excluding Payment of the CDSC
Net Asset Value                                             $15.07
Initial Investment                                       $1,000.00     =     P
Ending Redeemable Value                                  $1,075.89     =     ERV
One Year period ended 9/30/98                                    1     =     (n)

TOTAL RETURN FOR THE PERIOD                                  7.59%     =     T



       TOTAL RETURN CALCULATION FIVE YEAR PERIOD ENDED SEPTEMBER 30, 1998


Formula                                                    P(1+T)(n)   =     ERV

Including Payment of the CDSC
Net Asset Value                                             $15.07
Initial Investment                                       $1,000.00     =     P
Ending Redeemable Value                                  $1,300.16     =     ERV
Five year period ended 9/30/98                                   5     =     (n)

TOTAL RETURN FOR THE PERIOD                                  5.39%     =     T


Excluding Payment of the CDSC
Net Asset Value                                             $15.07
Initial Investment                                       $1,000.00     =     P
Ending Redeemable Value                                  $1,300.16     =     ERV
Five year period ended 9/30/98                                   5     =     (n)

TOTAL RETURN FOR THE PERIOD                                  5.39%     =     T

             VAN KAMPEN TAX FREE HIGH INCOME FUND - CLASS C SHARES

          TOTAL RETURN CALCULATION INCEPTION THROUGH SEPTEMBER 30, 1998


Formula                                                    P(1+T)(n)   =     ERV

Including Payment of the CDSC
Net Asset Value                                             $15.07
Initial Investment                                       $1,000.00     =     P
Ending Redeemable Value                                  $1,343.48     =     ERV
Inception through 9/30/98                                     5.13     =     (n)

TOTAL RETURN FOR THE PERIOD                                  5.92%     =     T

Excluding Payment of the CDSC
Net Asset Value                                             $15.07
Initial Investment                                       $1,000.00     =     P
Ending Redeemable Value                                  $1,343.48     =     ERV
Inception through 9/30/98                                     5.13     =     (n)

TOTAL RETURN FOR THE PERIOD                                  5.92%     =     T



              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                      INCEPTION THROUGH SEPTEMBER 30, 1998



Formula                                       ERV - P
                                           -------------
                                                 P                     =     T

Including Payment of the CDSC
Net Asset Value                                             $15.07
Initial Investment                                       $1,000.00     =     P
Ending Redeemable Value                                  $1,343.48     =     ERV

TOTAL RETURN FOR THE PERIOD                                 34.35%     =     T

Excluding Payment of the CDSC
Net Asset Value                                             $15.07
Initial Investment                                       $1,000.00     =     P
Ending Redeemable Value                                  $1,343.48     =     ERV

TOTAL RETURN FOR THE PERIOD                                 34.35%     =     T